                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             LANDSTAR SYSTEM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                    LOGO(R)

                             LANDSTAR SYSTEM, INC.

                             1000 BRIDGEPORT AVENUE
                               SHELTON, CT 06484

March 18, 1997

To the Shareholders of Landstar System, Inc.:

You are cordially invited to attend the Annual Meeting of Shareholders of Landstar System, Inc. on Thursday, April 17, 1997, at 10:00 a.m., local time, at the Trumbull Marriott, 180 Hawley Lane, Trumbull, Connecticut 06611. A notice of the meeting, a proxy card, the 1996 Annual Report and a proxy statement containing information about the matters to be acted upon are enclosed. It is important that your shares be represented at the meeting. Accordingly, we urge you to sign and date the enclosed proxy card and promptly return it in the enclosed pre-addressed, postage-paid envelope even if you are planning to attend the meeting.

We look forward to the Annual Meeting of Shareholders, and we hope you will attend the meeting or be represented by proxy.

                                          LOGO

                                          Jeffrey C. Crowe
                                          Chairman of the Board,
                                          President and
                                          Chief Executive Officer

                                    LOGO(R)

                             LANDSTAR SYSTEM, INC.
                             1000 BRIDGEPORT AVENUE
                           SHELTON, CONNECTICUT 06484

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 17, 1997

     Notice is hereby given that the 1997 Annual Meeting of Shareholders of Landstar System, Inc., a Delaware corporation (the "Company"), will be held at the Trumbull Marriott, 180 Hawley Lane, Trumbull, Connecticut 06611, on Thursday, April 17, 1997, at 10:00 a.m., local time, for the following purposes:

     (1) To elect two Class I directors for terms to expire at the 2000 Annual Meeting of Shareholders;

     (2) To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for fiscal year 1997; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on March 7, 1997 will be entitled to notice of and to vote at the meeting. A list of shareholders eligible to vote at the meeting will be available for inspection at the meeting at the Trumbull Marriott at the address set forth above and during business hours from April 7, 1997 to the date of the meeting at the Company's corporate headquarters at the address set forth above.

     All shareholders are cordially invited to attend the meeting in person. Whether you expect to attend the Annual Meeting or not, your proxy vote is very important. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES OR CANADA.

                                          By Order of the Board of Directors

                                          LOGO
                                          MICHAEL L. HARVEY
                                          Vice President,
                                          General Counsel,
                                          and Secretary

Shelton, Connecticut
March 18, 1997

           IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE COMPLETED
                             AND RETURNED PROMPTLY

================================================================================

                             LANDSTAR SYSTEM, INC.

                                PROXY STATEMENT

March 18, 1997

                                  INTRODUCTION

     This Proxy Statement is furnished to the shareholders of Landstar System, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the "Board") to be voted at the Annual Meeting of Shareholders to be held on Thursday, April 17, 1997 (the "1997 Annual Meeting"). The 1996 Annual Report to Shareholders (which does not form a part of the proxy solicitation material), including the financial statements of the Company for fiscal year 1996, is enclosed herewith. The mailing address of the principal executive offices of the Company is 1000 Bridgeport Avenue, Shelton, Connecticut 06484. This Proxy Statement, accompanying form of proxy, Notice of Meeting and 1996 Annual Report are being mailed to the shareholders of the Company on or about March 18, 1997.

                                  RECORD DATE

     The Board has fixed the close of business on March 7, 1997 as the record date for the 1997 Annual Meeting. Only shareholders of record on that date will be entitled to vote at the meeting in person or by proxy.

                                    PROXIES

     Shares cannot be voted at the meeting unless the owner thereof is present in person or by proxy. The proxies named on the enclosed proxy card were appointed by the Board to vote the shares represented by the proxy card. If a shareholder does not return a signed proxy card, his or her shares cannot be voted by proxy. Shareholders are urged to mark the boxes on the proxy card to show how their shares are to be voted. All properly executed and unrevoked proxies in the accompanying form that are received in time for the meeting will be voted at the meeting or any adjournment thereof in accordance with any specification thereon, or if no specification is made, will be voted "FOR" the election of the named nominees and ratification of KPMG Peat Marwick LLP as independent auditors for the Company as set forth in the Notice of 1997 Annual Meeting. The proxy card also confers discretionary authority on the proxies to vote on any other matter not presently known to management that may properly come before the meeting.

     Any proxy delivered pursuant to this solicitation is revocable at the option of the person(s) executing the same (i) upon receipt by the Company before the proxy is voted of a duly executed proxy bearing a later date, (ii) by written notice of revocation to the Secretary of the Company received before the proxy is voted, or (iii) by such person(s) voting in person at the 1997 Annual Meeting.

     The Board has selected ChaseMellon Shareholder Services, L.L.C. as Inspectors of Election pursuant to the Company's Bylaws, as amended. The Inspectors shall ascertain the number of shares outstanding, determine the number of shares represented at the 1997 Annual Meeting by proxy or in person and count all votes and ballots. Each shareholder shall be entitled to one vote for each share of Common Stock (as defined hereafter) and such votes may be cast either in person or by written proxy.

                               VOTING SECURITIES

     The Company has only one class of voting securities, its common stock, par value $.01 per share (the "Common Stock") outstanding. On March 7, 1997, 12,615,833 shares of Common Stock were outstanding. At the 1997 Annual Meeting, each shareholder of record at the close of business on March 7, 1997 will be entitled to one vote for each share of Common Stock owned on that date as to each matter properly presented to the 1997 Annual Meeting. The holders of a majority of the total number of the issued and outstanding shares of Common Stock shall constitute a quorum for purposes of the 1997 Annual Meeting.

                             ELECTION OF DIRECTORS

     The Board is divided into three classes, with directors in each class serving staggered three-year terms. At each annual meeting of shareholders, the terms of directors in one of the three classes expire. At that annual meeting of shareholders, directors are elected in a class to succeed the directors whose terms expire, with the terms of the directors so elected to expire at the third annual meeting of shareholders thereafter. Pursuant to the Company's Bylaws, new directors elected by the remaining Board members to fill a vacancy on the Board shall hold office for a term expiring at the annual meeting of shareholders at which the term of office of the class of which they have been elected expires and until such director's successors shall have been duly elected and qualified. Pursuant to Landstar's Restated Certificate of Incorporation, the Board has fixed the number of directors at six; two in the class to be elected at the 1997 Annual Meeting of Shareholders (whose members' terms will expire at the 2000 Annual Meeting of Shareholders), two in the class whose members' terms will expire at the 1998 Annual Meeting of Shareholders, and two in the class whose members' terms will expire at the 1999 Annual Meeting of Shareholders.

     It is intended that the shares represented by the accompanying form of proxy will be voted at the 1997 Annual Meeting for the election of nominees John
B. Bowron and Ronald W. Drucker as the directors comprising Class I whose members' terms will expire at the 2000 Annual Meeting of Shareholders, unless the proxy specifies otherwise. Each nominee has indicated his willingness to serve as a member of the Board, if elected.

     If, for any reason not presently known, Messrs. Bowron and/or Drucker are not available for election at the time of the 1997 Annual Meeting, the shares represented by the accompanying form of proxy may be voted for the election in his/their stead of substitute nominee(s) designated by the Board or a committee thereof, unless the proxy withholds authority to vote for all nominees.

     Assuming the presence of a quorum, to be elected, a nominee must receive the affirmative vote of the holders of a majority of the Common Stock, present, in person or by proxy, at the 1997 Annual Meeting. Abstentions from voting and broker non-votes will have no effect on the outcome of this proposal.

                 THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

                            DIRECTORS OF THE COMPANY

     The following information describes the principal occupation or employment, other affiliations and business experience of each nominee named above and to the other persons whose terms as directors will continue after the 1997 Annual Meeting.

          NAME             AGE                        BUSINESS EXPERIENCE
-------------------------  ----  -------------------------------------------------------------
CLASS I -- TERM EXPIRES AT 1997 ANNUAL MEETING

John B. Bowron...........    62  Mr. Bowron has been a director of the Company since April
                                 1991 and Senior Vice President of the Company since January
                                 1993. He also has been a director of Landstar System
                                 Holdings, Inc. (a wholly-owned subsidiary of the Company)
                                 ("LSHI") since October 1988 and Chairman of the Board of
                                 Landstar Gemini, Inc. (an indirectly held subsidiary of LSHI)
                                 ("Landstar Gemini") since October 1990. He has also served as a director of Montgomery Tank Lines, Inc. since May 1995. Mr.
                                 Bowron was Chairman of the Board of Landstar Ranger, Inc. (a
                                 wholly-owned subsidiary of LSHI) ("Landstar Ranger") from
                                 April 1990 to November 1994. He also served as Chairman of the Board of Landstar Poole, Inc. (a wholly-owned subsidiary of LSHI) ("Landstar Poole") from July 1991 to August 1992.

Ronald W. Drucker........    55  Mr. Drucker has been a director of the Company and LSHI since
                                 April 1994. From 1987 to 1993, he was the Chairman of the
                                 National Defense Transportation Association ("NDTA") and
                                 currently serves as the Chairman of the NDTA Technology
                                 Committee. He has also served as Chairman of the Board of
                                 Encompass, a global logistics information joint venture of
                                 AMR and CSX Corporations, since 1989. Between 1966 and 1992,
                                 Mr. Drucker served with CSX predecessor companies in various capacities. He is a member of the American Railway
                                 Engineering Association and the American Society of Civil
                                 Engineers and serves as a member of the Boards of Directors of SunTrust Bank-North Florida, N.A., Jacksonville
                                 University, and The New World Symphony.

CLASS II -- TERM EXPIRES AT 1998 ANNUAL MEETING

Arthur J. Fritz, Jr......    56  Mr. Fritz has been a director of the Company since April
                                 1991, Chairman of the Board of Directors of Jabar Enterprises
                                 since 1988, and President of J. Fritz Winery since 1982. Mr.
                                 Fritz has been a director of LSHI since March 1991, Arkansas
                                 Best Corporation since April 1989, and Intercargo Insurance
                                 Company since January 1988.

Merritt J. Mott..........    51  Mr. Mott has been a director of the Company and LSHI since
                                 August 1994. He has also served as President and Treasurer of
                                 Rockford Sanitary Systems, Inc. since April 1986 and as
                                 President and Co-Founder of T & M Fabricating, Inc. since
                                 1993. From February 1983 to July 1996, he served as Executive
                                 Vice President and a director of Mott Bros. Company. Mr. Mott is a director of Rockford Health Plans since April 1994 and has been a trustee of the William Howard Trust since 1984.

          NAME             AGE                        BUSINESS EXPERIENCE
-------------------------  ----  -------------------------------------------------------------
CLASS III -- TERM EXPIRES AT 1999 ANNUAL MEETING

David G. Bannister.......    41  Mr. Bannister has been a director of the Company since April
                                 1991, and a director of LSHI since October 1988. Mr.
                                 Bannister is a Managing Director at Alex. Brown & Sons
                                 Incorporated and has been employed by that firm in various capacities since 1983. He has been a director of Allied
                                 Holdings, Inc. since December 1993.

Jeffrey C. Crowe.........    50  Mr. Crowe has been Chairman of the Board, President and Chief
                                 Executive Officer of the Company since April 1991. He has
                                 been President and Chief Executive Officer of LSHI since June
                                 1989 and Chairman of the Board of LSHI since March 1991. Mr.
                                 Crowe serves in a number of capacities at the American
                                 Trucking Association, Inc. ("ATA") including Secretary and a member of the ATA Executive Committee and has served as a
                                 director of the ATA Foundation since November 1989. He has also served as Chairman of the NDTA since October 1993. From
                                 May 1990 to September 1993, he served as Chairman of the
                                 Surface Transportation Committee of the NDTA and also served as Chairman of the Board of Deliver, U.S.A., an affiliate of
                                 ATA, from 1990 to 1996 as well as a Vice President at large of the ATA from November 1989 to 1996.

            INFORMATION REGARDING BOARD OF DIRECTORS AND COMMITTEES

     The business of the Company is managed under the direction of the Board. The Board meets on a regularly scheduled basis four times a year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings and acts by written consent when important matters require Board action between scheduled meetings.

ATTENDANCE AT BOARD MEETINGS

     During the 1996 fiscal year, the Board held 4 regularly scheduled meetings and acted by unanimous written consent 9 times. During such fiscal year, all directors attended 75% or more of the combined total meetings of the Board and its respective committees during the period in which they served as directors or committee members.

COMMITTEES OF THE BOARD

     The Board has established Audit and Compensation Committees to devote attention to specific subjects and to assist in the discharge of its responsibilities. The functions of those committees, their current members and the number of meetings held during 1996 are described below. The Board does not have an Executive Committee and does not have a committee for the nomination of directors. The Board nominates persons to be nominees for directorships.

AUDIT COMMITTEE

     Members: David G. Bannister, Ronald W. Drucker and Merritt J. Mott

     The Audit Committee recommends to the Board the appointment of the independent auditors for the Company and monitors the performance of such firm; reviews and approves the scope and results of the annual audit; and evaluates with the independent auditors the Company's annual audit and annual consolidated financial statements; reviews with management the status of internal accounting controls; and evaluates problem areas having a potential financial impact on the Company which may be brought to its attention by management, the independent auditors or the Board. In addition, the Audit Committee reviews the independent auditors' fees for services rendered to the Company. The Audit Committee held 2 meetings during 1996.

COMPENSATION COMMITTEE

     Members: David G. Bannister, Ronald W. Drucker, Arthur J. Fritz, Jr. and Merritt J. Mott

     The Compensation Committee functions include (i) reviewing and making determinations subject to review by the Board with respect to matters having to do with the compensation of senior executive officers and directors of the Company and (ii) administering certain plans relating to the compensation of officers. The Compensation Committee held 4 regularly scheduled meetings, 1 special meeting, and acted by unanimous written consent 4 times during 1996.

                       EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth the name, age, principal occupation and business experience during the last five years of each of the current executive officers of the Company. The executive officers of the Company serve at the discretion of the Board and until their successors are duly elected and qualified. For information regarding ownership of the Common Stock by the executive officers of the Company, see "Security Ownership by Management and Others." There are no family relationships among directors and executive officers of the Company or its subsidiaries.

               NAME                  AGE                   BUSINESS EXPERIENCE
-----------------------------------  ---   ----------------------------------------------------
John B. Bowron.....................  62    See previous description under "Directors of the
                                           Company."

Eddie R. Brown.....................  46    Mr. Brown has been Executive Vice President of the
                                           Company and LSHI since January 1996 and President of
                                           Landstar Ranger since January 1996. He served as
                                           Executive Vice President and Chief Operating Officer
                                           of the Company and LSHI from November 1994 to
                                           January 1996 and served as President of Landstar
                                           Poole and as a Vice President of LSHI from July 1991
                                           to November 1994.

Jeffrey C. Crowe...................  50    See previous description under "Directors of the
                                           Company."

Henry H. Gerkens...................  46    Mr. Gerkens has been Executive Vice President and
                                           Chief Financial Officer of the Company and LSHI
                                           since November 1994. He served as Vice President and
                                           Chief Financial Officer of the Company from January
                                           1993 to November 1994 and held the same positions at
                                           LSHI from August 1988 to November 1994. He is also
                                           an officer of each of the operating subsidiaries
                                           (the "Operating Subsidiaries") of LSHI: namely,
                                           Landstar Gemini, Landstar Inway, Inc. (a
                                           wholly-owned subsidiary of LSHI) ("Landstar Inway");
                                           Landstar Ligon, Inc. (a wholly-owned subsidiary of
                                           LSHI) ("Landstar Ligon"), Landstar Poole, Landstar
                                           Ranger, Landstar Corporate Services, Inc. (an
                                           indirectly held subsidiary of LSHI) ("LCSI"),
                                           Landstar T.L.C., Inc. (an indirectly held subsidiary
                                           of LSHI) ("Landstar T.L.C."), Landstar Express
                                           America, Inc. (a wholly-owned subsidiary of LSHI)
                                           ("Landstar Express America"), and Landstar
                                           Logistics, Inc. (a wholly-owned subsidiary of LSHI)
                                           ("Landstar Logistics"). Mr. Gerkens was Treasurer of
                                           the Company from April 1991 to January 1993.

Michael L. Harvey..................  52    Mr. Harvey has been Vice President and General
                                           Counsel of the Company since January 1993. He has
                                           been Secretary of the Company, and Vice President,
                                           General Counsel and Secretary of LSHI since August
                                           1992. Mr. Harvey is also an officer of each of the
                                           Operating Subsidiaries. From 1985 to August 1992, he
                                           was the Senior Vice President and General Counsel to
                                           Atlas Van Lines, Inc.

               NAME                  AGE                   BUSINESS EXPERIENCE
-----------------------------------  ---   ----------------------------------------------------
James R. Hertwig...................  45    Mr. Hertwig has been Executive Vice President of the
                                           Company and LSHI and President of Landstar Logistics
                                           since October 1995. He also has been President of
                                           Landstar Gemini since January 1997. Mr. Hertwig
                                           served as President of Carolina Freight Carriers
                                           from October 1994 to September 1995 and as Vice
                                           President of Carolina Freight Corp. from January
                                           1994 to October 1994. From October 1994 to September
                                           1995, he served as Chairman of the Board of Red
                                           Arrow Freight Lines; and from February 1989 to
                                           October 1993, he was President of Con-Way
                                           Intermodal.

Brian C. Kinsey....................  45    Mr. Kinsey has been Vice President - Operations and
                                           Safety of the Company since January 1993 and has
                                           held the same position at LSHI since March 1989. Mr.
                                           Kinsey was Chairman of the Independent Contractor
                                           Division of the Interstate Truckload Carriers
                                           Conference ("ITCC") from March 1991 to March 1992.
                                           He has been a director of the ITCC since April 1990
                                           and a director of the Motor Transport Association of
                                           Connecticut since August 1992.

Robert C. LaRose...................  42    Mr. LaRose has been Vice President - Finance and
                                           Treasurer of the Company and LSHI since October
                                           1995. He served as Vice President and Controller of
                                           the Company from January 1993 to October 1995 and
                                           held the same positions at LSHI from March 1989 to
                                           October 1995. He is also an officer of each of the
                                           Operating Subsidiaries. Mr. LaRose was Assistant
                                           Treasurer of the Company from May 1991 to January
                                           1993.

Robert C. Luminati.................  56    Mr. Luminati has been Vice President - Management
                                           Information Services of the Company since January
                                           1993. He has held the same position at LSHI since
                                           August 1989.

James R. Martin....................  57    Mr. Martin has been Vice President - Corporate
                                           Administrative Services of the Company and LSHI
                                           since October 1995, President of LCSI since January
                                           1994, Assistant Treasurer and Secretary of Landstar
                                           Ranger since August 1995, Vice President and
                                           Treasurer of Landstar Gemini since February 1991. He
                                           served as a Vice President of LSHI from January 1994
                                           to October 1995. Mr. Martin previously served in
                                           various capacities at Landstar Ranger from October
                                           1990 to August 1995. Mr. Martin was a Vice President
                                           of LCSI from December 1993 to January 1994.

James B. Shephard..................  60    Mr. Shephard has been Senior Vice
                                           President - Corporate Business Development of the
                                           Company since November 1995 and a Vice President of
                                           LSHI since December 1992. From November 1994 to
                                           January 1996, he served as Chairman of Landstar
                                           Ranger and was President of Landstar Ranger from
                                           April 1990 to January 1996.

PRESIDENTS OF THE COMPANY'S OPERATING SUBSIDIARIES

               NAME                  AGE                   BUSINESS EXPERIENCE
-----------------------------------  ---   ----------------------------------------------------
Eddie R. Brown.....................  46    See previous description under "Executive Officers
                                           of the Company."

Roger T. Burbage...................  53    Mr. Burbage has been President of Landstar Poole
                                           since November 1994 and a Vice President of LSHI
                                           since November 1994. He served as Executive Vice
                                           President of Landstar Poole from February 1992 to
                                           November 1994.

Joseph P. Fitzgerald...............  49    Mr. Fitzgerald has been President of Landstar Ligon
                                           and a Vice President of LSHI since November 1994. He
                                           served as Executive Vice President of Landstar Ligon
                                           from July 1994 to November 1994 and as a Vice
                                           President of Landstar Ligon from July 1991 to July
                                           1994.

James R. Hertwig...................  45    See previous description under "Executive Officers
                                           of the Company."

James R. Martin....................  57    See previous description under "Executive Officers
                                           of the Company."

Jeffrey L. Pundt...................  46    Mr. Pundt has been President of Landstar Inway and a
                                           Vice President of LSHI since June 1996. He has also
                                           served as President of Landstar T.L.C. since January
                                           1997. Mr. Pundt served as Executive Vice President
                                           of Landstar Inway from September 1994 to June 1996
                                           and as a Vice President of Landstar Inway from
                                           September 1986 to September 1994.

Ronald G. Stanley..................  45    Mr. Stanley has been President of Landstar Express
                                           America and a Vice President of LSHI since February
                                           1996. He served as Vice President - Marketing and
                                           Sales at Roadway Global Air from June 1992 to
                                           January 1996 and served as President of Emerald
                                           Coast Products from October 1987 to June 1992.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     COMPENSATION OF DIRECTORS. During 1996, directors who were not employees of the Company received an annual director's fee of $20,000, plus a fee of $2,000 for each board meeting attended and a fee of $1,000 for each meeting of a committee attended if the committee meeting was held on a day other than a day on which a Board meeting was held. Directors are also reimbursed for expenses incurred in connection with attending Board meetings. Pursuant to the Company's 1994 Directors Stock Option Plan, each director who was an Eligible Director (as defined therein) on November 30, 1994 received an option to purchase 12,000 shares of the Company's Common Stock. Also, pursuant to the Company's 1994 Directors Stock Option Plan, commencing in 1996, on the first business day after each annual meeting of shareholders of the Company, each Eligible Director who was elected or re-elected as a director at such annual meeting shall receive an award of options to purchase an additional 12,000 shares of the Company's Common Stock. All of such options have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and are subject to vesting requirements and other terms of the Company's 1994 Directors Stock Option Plan. Directors who are also officers of the Company do not receive any additional compensation for services as a director or for services on committees of the Board or for meetings or attendance fees.

     COMPENSATION OF EXECUTIVE OFFICERS. The following table summarizes the compensation paid to the Chief Executive Officer and each of the Company's four most highly compensated executive officers for services rendered to the Company and its subsidiaries during the 1996 fiscal year (collectively, the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                              COMPENSATION
                                                                              ------------
                                                                                 NO. OF
                                               ANNUAL COMPENSATION             SECURITIES
                                      --------------------------------------   UNDERLYING
                                       ANNUAL                 OTHER ANNUAL      OPTIONS        ALL OTHER
 NAME AND PRINCIPAL POSITION  YEAR    SALARY(1)     BONUS    COMPENSATION(2)    GRANTED     COMPENSATION(3)
----------------------------- ----    ---------  ----------- ---------------  ------------  ---------------
Jeffrey C. Crowe............. 1996    $ 350,000  $         0     $13,290              0         $11,925
  Chairman of the Board,      1995      300,000            0      12,646         40,000          10,425
  President & Chief Executive 1994      285,417    1,200,000       6,319              0          29,988
  Officer
Henry H. Gerkens............. 1996      175,000            0       9,537              0           6,858
  Executive Vice President &  1995      175,000            0      10,077         16,000           6,858
  Chief Financial Officer     1994      167,750      500,000      10,586          5,000           6,641
Eddie R. Brown............... 1996      175,000            0       3,935              0          17,313
  Executive Vice President &  1995      175,000            0      12,884         10,000          45,000
  President of Landstar       1994      163,334      381,000       2,224          7,500           5,596
  Ranger
James R. Hertwig............. 1996      170,000            0      10,889          2,500          12,429
  Executive Vice President &  1995(4)    31,603            0           0         17,500               0
  President of Landstar       1994(4)         0            0           0              0               0
  Logistics
James B. Shephard............ 1996      163,500            0       3,255              0           9,755
  Senior Vice President -     1995      163,500            0       2,455              0           9,470
  Corporate Business          1994      162,000      395,700         722          1,500           9,470
  Development

---------------
(1) Amounts shown include any salary deferred under the Landstar 401(k) Savings Plan and the Landstar Supplemental Executive Retirement Plan.

(2) Amounts shown include amounts reimbursed during the fiscal year for the payment of taxes on behalf of the above Named Executives.

(3) Amounts for 1996 include contributions in the amount of $4,500 which were made by the Company under the Landstar 401(k) Savings Plan on behalf of Messrs. Crowe, Gerkens, Brown and Shephard and contributions made by the Company under the Landstar Supplemental Executive Retirement Plan on behalf of Mr. Crowe in the amount of $6,000, Messrs. Gerkens and Brown in the amounts of $750 and Mr. Shephard in the amount of $405. Amounts for 1996 also include $11,195 paid by the Company on behalf of Mr. Hertwig in connection with his relocation and the dollar value of term life insurance premiums paid by the Company on behalf of Messrs. Crowe, Gerkens, Brown, Hertwig and Shephard in the amounts of $1,425, $1,608, $696, $1,234 and $4,850, respectively. In addition, the amount indicated for Mr. Brown for 1996 includes $11,367 which represents principal and interest forgiven under a loan extended to him by the Company in connection with his relocation.

(4) All compensation amounts for 1995 reflect amounts earned by Mr. Hertwig from October 25, 1995 (Mr. Hertwig's date of employment) through the end of fiscal year 1995. Amounts for 1994 are not applicable as Mr. Hertwig was not an employee of the Company during that year.

     The following table sets forth the number of and information about stock options granted in fiscal year 1996 to each of the Named Executives. A total of 23,000 options were granted under the Company's 1993 Stock Option Plan in fiscal year 1996.

                      OPTIONS GRANTED IN LAST FISCAL YEAR

                                                                                          POTENTIAL REALIZABLE
                                                                                            VALUE AT ASSUMED
                                                                                         ANNUAL RATES OF STOCK
                        NO. OF SECURITIES     % OF TOTAL                                   PRICE APPRECIATION
                           UNDERLYING       OPTIONS GRANTED                                 FOR OPTION TERM
                             OPTIONS         TO EMPLOYEES     EXERCISE     EXPIRATION    ----------------------
         NAME              GRANTED(1)       IN FISCAL YEAR     PRICE          DATE        5% ($)      10% ($)
----------------------  -----------------   ---------------   --------   --------------  ---------  -----------
Jeffrey C. Crowe......             0               0.0%             --               --         --           --
Henry H. Gerkens......             0               0.0              --               --         --           --
Eddie R. Brown........             0               0.0              --               --         --           --
James R. Hertwig......         2,500              10.9        $ 24.625     Aug. 9, 2006  $  38,712  $    98,112
James B. Shephard.....             0               0.0              --               --         --           --

---------------
(1) Granted pursuant to the Company's 1993 Stock Option Plan. Each of the options will generally become exercisable in installments of 20% on the first five anniversaries of the date of grant subject to acceleration in certain circumstances.

     The following table sets forth the number and value at December 28, 1996 of all exercisable and unexercisable options held by each of the Named Executives. There were no options exercised by the Named Executives during fiscal year 1996.

                         FISCAL YEAR-END OPTION VALUES

                                                 NUMBER OF SECURITIES
                                                UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED
                                                      OPTIONS AT                   IN-THE-MONEY OPTIONS
                                                   DECEMBER 28, 1996              AT DECEMBER 28, 1996(1)
                                             -----------------------------     -----------------------------
                   NAME                      EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
-------------------------------------------  -----------     -------------     -----------     -------------
Jeffrey C. Crowe...........................     38,000           52,000         $ 157,500        $ 105,000
Henry H. Gerkens...........................     14,200           21,800            47,250           31,500
Eddie R. Brown.............................     12,500           17,500            39,375           26,250
James R. Hertwig...........................      3,500           16,500                 0                0
James B. Shephard..........................      8,100            5,900            39,375           26,250

---------------
(1) The value of in-the-money options represents the difference between the fair market value of the underlying securities as of December 27, 1996 and the exercise price of the options. The fair market value of the underlying securities was calculated based upon the last reported sale price per share of Common Stock as quoted through the National Association of Securities Dealers, Inc. National Market System ("NASDAQ") in the Company's fiscal year ended December 28, 1996, which was on December 27, 1996.

EMPLOYMENT CONTRACTS WITH MANAGEMENT

     On November 2, 1995, the Company entered into an employment contract with Mr. Shephard whereby Mr. Shephard would receive an annual salary of $163,500 for the balance of the 1995 year and for the full year of 1996. His annual salary will be reduced to $75,000 for the full 1997 year. His employment with the Company will terminate on the last day of the 1997 fiscal year.

INDEBTEDNESS OF MANAGEMENT

     In connection with the relocation of the Company's corporate headquarters from Shelton, Connecticut to Jacksonville, Florida, the Company has issued loans to Messrs. Crowe, Gerkens and LaRose in the amounts of $200,000 on December 4, 1996, $100,000 on December 12, 1996, and $80,000 on December 17, 1996,
respectively, to assist them in their individual relocation to the Jacksonville area. Each loan bears interest at a rate of 7.5% and is repayable annually over a five-year period. On each anniversary date of such loan, the principal and interest amounts then due will be forgiven provided the executive is still employed by the Company.

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

Overall Policy

     The Company's executive compensation philosophy is designed to attract and retain the best possible executive talent and to motivate these executives to develop and implement the Company's business strategy. These objectives are to be attained by tying a significant portion of each executive's compensation to the Company's success in meeting specified corporate performance goals and, through the grant of stock options, to appreciation in the Company's stock price. Additionally, the Company also recognizes individual contributions as well as overall business results.

     The executive compensation program is reviewed annually by the Compensation Committee. Periodically, at the Compensation Committee's sole discretion, an independent review of the executive compensation program may be performed by outside consultants.

     The Compensation Committee is responsible for decisions regarding executive compensation, including a determination of the compensation awarded to those individuals whose compensation is detailed in this proxy statement, subject to review by the Board. The key elements of the Company's executive compensation consist of base salary, annual bonus and stock options. The Compensation Committee's policies with respect to each of these elements, including the basis for the compensation awarded to Mr. Crowe, the Company's chief executive officer, are discussed below.

Base Salaries

     Base salaries for newly hired executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual. Salary adjustments are determined by evaluating the performance of the Company and of each executive officer, and also take into account new responsibilities. In the case of executive officers with responsibility for an Operating Subsidiary, the financial results of such Operating Subsidiary are also considered.

     On January 1, 1996, Mr. Crowe was granted a 16.7% increase in his base salary to $350,000 from $300,000. With respect to this increase, the Compensation Committee took into account its subjective evaluation on Mr. Crowe's individual performance.

Annual Bonus

     The Company's executive officers were eligible to receive an annual cash bonus under the Company's 1996 Management Incentive Compensation Plan (the "1996 MICP"). The 1996 MICP provided for bonus payments to be made to eligible Operating Subsidiary employees upon the achievement of a consolidated earnings per share target and operating income targets of the individual Operating Subsidiary. Bonus payments with respect to eligible corporate employees under the 1996 MICP were dependent upon achievement of the consolidated earnings per share target. These performance criteria were established at the beginning of 1996 by the Compensation Committee.

     As the Company did not achieve the targets established under the 1996 MICP in order to generate payment of bonus amounts, no executive officer or any Named Executive received bonuses pursuant to the 1996 MICP.

Stock Options

     Under the Company's 1993 Stock Option Plan, stock options are granted to the Company's executive officers. The Compensation Committee determines the number of stock options to be granted pursuant to guidelines it develops based on an officer's job responsibilities and individual performance evaluation. Stock options are granted with an exercise price equal to the fair market value of the Common Stock on the date of grant and generally vest over five years. This approach is designed to encourage the creation of long-term shareholder value since no benefit can be realized from such options unless the stock price exceeds the exercise price.

     As of March 7, 1997, Mr. Crowe owned 120,176 shares of the Company's Common Stock and holds options to purchase an additional 90,000 shares. The Compensation Committee believes that significant equity interests in the Company held by the Company's management helps to align the interests of shareholders and management and maximize shareholder returns over the long term.

Policy as to Section 162(m) of the Code

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies a publicly traded company a federal income tax deduction for compensation in excess of $1 million paid to certain of its executive officers unless the amount of such excess is payable based solely upon the attainment of objective performance criteria. The Company has undertaken to qualify substantial components of the incentive compensation it makes available to its executive officers for the performance exception to nondeductibility. Stock option grants under the Company's 1993 Stock Option Plan currently meet these requirements. In 1995, the Company received shareholder approval for the Management Incentive Compensation Plan so that annual awards payable thereunder would qualify for the performance exception under Section 162(m). The Compensation Committee believes that tax deductibility of compensation is an important factor, but not the sole factor, to be considered in setting executive compensation policy. Accordingly, the Compensation Committee generally intends to take such reasonable steps as are required to avoid the loss of a tax deduction due to Section 162(m) but reserves the right to pay amounts which are not deductible in appropriate circumstances.

Conclusion

     Through the programs described above, a very significant portion of the Company's executive compensation is linked directly to significant thresholds of corporate performance and stock price appreciation. The Company's 1996 results were lower than the target criteria established in the 1996 MICP. As such, no bonuses were paid under the 1996 MICP.

                                          Compensation Committee of the Board

                                          David G. Bannister
                                          Ronald W. Drucker
                                          Arthur J. Fritz, Jr.
                                          Merritt J. Mott

                             PERFORMANCE COMPARISON

     The following graph illustrates the return that would have been realized (assuming reinvestment of dividends) by an investor who invested $100 in each of the Company's Common Stock, the Standard & Poor's 500 Stock Index and the Dow Jones Transportation Stock Index for the period commencing March 5, 1993 (the date of the Company's initial public offering) through December 28, 1996.

      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)          LANDSTAR         S&P 500       DJ 20 TRANS
MAR 5                                      100          100.83             100
MAR 26                                  100.19          100.37          100.34
APR 30                                  95.196           98.61          103.53
MAY 28                                  113.46          100.91          102.64
JUN 25                                  110.58          100.33           98.12
JUL 30                                  125.96          100.45          104.98
SEP 24                                  123.08          102.58          106.37
OCT 29                                  128.85          104.87          112.26
NOV 26                                  132.69           103.8          113.09
DEC 31                                  170.19          104.55          114.55
JAN 28                                  157.69           107.3          119.25
FEB 25                                     175          104.47          114.54
MAR 31                                  242.31          112.74          106.33
APR 29                                  192.31          101.07          107.91
MAY 27                                  200.08          102.51          105.48
JUN 24                                  217.31           99.26          103.35
JUL 29                                  242.31          102.72          103.17
AUG 26                                  238.46          106.21          104.94
SEP 30                                  265.38          103.71           96.95
OCT 28                                  251.92           106.2           99.89
NOV 25                                  207.69          101.38            92.9
DEC 30                                  251.92          102.95           94.58
JAN 27                                  250.77          105.44           99.03
FEB 24                                  280.77          109.41          103.68
MAR 31                                  242.31          112.24          106.33
APR 28                                  223.08          115.38          109.61
MAY 26                                  207.69          117.38          105.39
JUN 30                                  198.08          123.22          113.88
JUL 28                                  236.54          126.18          120.43
AUG 25                                  218.27          125.55          123.45
SEP 29                                  185.58             131          127.03
OCT 27                                  190.38          129.94          123.78
NOV 24                                  223.08          134.48          112.21
DEC 28                                  205.77          138.06          128.77
JAN 26                                  182.69          139.34          124.08
FEB 23                                  184.62          147.74          136.76
MAR 29                                  192.31          144.69          139.89
APR 26                                  219.23          146.48          142.86
MAY 31                                  226.92          149.99          144.82
JUN 28                                  223.08          150.32          141.82
JUL 26                                  194.23          142.54          128.85
AUG 30                                  201.92          146.15          132.91
SEP 27                                  205.77          153.81          134.36
OCT 25                                  184.62          157.11          138.23
NOV 29                                  176.92          169.69          148.91
DEC 28                                  182.69          169.63          148.71

                  SECURITY OWNERSHIP BY MANAGEMENT AND OTHERS

     The following table sets forth certain information concerning the beneficial ownership of the Company's Common Stock as of March 7, 1997, by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director, nominee for election as a director and Named Executive of the Company, and (iii) all directors and current executive officers as a group.

                                                                        AMOUNT AND     OWNERSHIP
                                                                        NATURE OF       PERCENT
                                                                        BENEFICIAL        OF
    NAME OF BENEFICIAL OWNER                  POSITION(S)               OWNERSHIP      CLASS(1)
---------------------------------  ---------------------------------    ----------     ---------
(i)
Capital Guardian Trust Company
  and The Capital Group
  Companies, Inc.(2)(3)..........                                         852,500          6.8%
FMR Corp.(2)(4)..................                                       1,413,600         11.2
Franklin Resources, Inc.(2)(5)...                                         750,700          6.0
T. Rowe Price Associates, Inc.
  and T. Rowe Price New Horizons
  Fund, Inc.(2)(6)...............                                         822,900          6.5
(ii)
David G. Bannister(7)............  Director                                17,960            *
Ronald W. Drucker(8).............  Director and Nominee for Director       13,000            *
Arthur J. Fritz, Jr.(9)..........  Director                                23,000            *
Merritt J. Mott(10)..............  Director                                10,000            *
John B. Bowron...................  Director and Nominee for Director
                                   Senior Vice President                   70,500            *
Jeffrey C. Crowe(11).............  Director and Chairman, President
                                   and Chief Executive Officer            158,176          1.3
Henry H. Gerkens(12).............  Executive Vice President and
                                   Chief Financial Officer                 54,200            *
Eddie R. Brown(13)...............  Executive Vice President and
                                   President of Landstar Ranger            42,500            *
James R. Hertwig(14).............  Executive Vice President and
                                   President of Landstar Logistics          3,500            *
James B. Shephard(15)............  Senior Vice President - Corporate
                                   Business Development                    13,848            *
(iii)
All directors and current
  executive officers as a group
  (19 persons)(16)(17)...........                                         558,808          4.4

---------------
   * Less than 1%

 (1) The percentages are based upon 12,615,833 shares, which equal the outstanding shares of the Company as of March 7, 1997. With respect to the calculation of the percentages for beneficial owners who hold options exercisable within 60 days of March 7, 1997, the number of shares of Common Stock on which the percentage is based also includes the number of shares underlying such options.

 (2) In accordance with the rules of the Securities and Exchange Commission, the information set forth is based on the most recent Schedule 13G filed by this entity.

 (3) Capital Guardian Trust Company and The Capital Group Companies, Inc. filed their Schedule 13G on February 12, 1997. The Capital Group Companies, Inc. is the parent holding company of a group of investment management companies that hold investment power and, in some cases, voting power over shares of the Company. The investment management companies, which include a "bank" as defined in

     Section 3(a)6 of the Securities Exchange Act of 1934 (the "Act") and several investment advisers registered under Section 203 of the Investment Advisers Act of 1940, provide investment advisory and management services for their respective clients which include registered investment companies and institutional accounts. The Capital Group Companies, Inc. does not have investment power or voting power over any of the 852,500 shares of Common Stock reported herein; however, The Capital Group Companies, Inc. may be deemed to "beneficially own" such securities by virtue of Rule 13d-3 under the Act. Capital Guardian Trust Company ("Capital Guardian"), a bank as defined in Section 3(a)6 of the Act and a wholly-owned subsidiary of The Capital Group Companies, Inc., is the beneficial owner of 824,100 of such shares, or 6.5% of the Common Stock outstanding, as a result of its serving as the investment manager of various institutional accounts. Capital Guardian has sole dispositive power over such 824,100 shares with sole voting power over 659,200 of such shares. The remaining 28,400 shares reported as beneficially owned by The Capital Group Companies, Inc. are beneficially owned by other subsidiaries of The Capital Group Companies, Inc., none of which by itself owns 5% or more of the Common Stock outstanding. The business address of each of the foregoing is 333 South Hope Street, Los Angeles, California 90071.

 (4) According to an amendment, filed February 14, 1997, to its Schedule 13G (the "FMR Schedule 13G"), FMR Corp. is the beneficial owner of 1,413,600 shares of Common Stock. Fidelity Management and Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under the Investment Advisers Act of 1940, is also the beneficial owner of 1,208,700 of such shares, or 9.6% of the Common Stock outstanding, as a result of acting as investment adviser to several Fidelity investment companies (the "Funds") registered under the Investment Company Act of 1940, and, as a result of acting as sub-adviser to Fidelity American Special Situations Trust ("FASST"). Such shares are voted by Fidelity in accordance with written guidelines established by the Funds' boards of trustees. One of these Funds, Fidelity Magellan, also beneficially owns 1,101,200 of such shares, or 8.7% of the Common Stock outstanding. Edward C. Johnson 3d (Chairman of FMR Corp.), FMR Corp. and the Funds each have sole power to dispose of the 1,199,300 shares owned by the Funds. Fidelity Management Trust Company ("Fidelity Management"), a wholly-owned subsidiary of FMR Corp., beneficially owns 204,900 shares, or 1.6% of the Common Stock outstanding, as a result of serving as investment manager for certain institutional accounts. Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management, each has sole dispositive power over said 204,900 shares, with sole power to direct the voting of 189,900 of such shares and no power to vote or to direct the voting of 15,000 of the shares of Common Stock owned by such institutional accounts. Edward C. Johnson 3d, various members of his family and trusts for their benefit own FMR Corp. voting stock. These Johnson family members, through their ownership of voting stock and the execution of a family shareholders' voting agreement, form a controlling group with respect to FMR Corp. The business address of each of the foregoing is 82 Devonshire Street, Boston, Massachusetts 02109.

 (5) Franklin Resources, Inc. ("FRI") filed its Schedule 13G on February 12, 1997. The securities reported on such Schedule 13G are beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries (the "Adviser Subsidiaries") of FRI. Such advisory contracts grant to the Adviser Subsidiaries all voting and investment power over the securities owned by such advisory clients. Therefore, the Adviser Subsidiaries may be deemed to be, for purposes of Rule 13d-3 under the Securities Exchange Act of 1934, the beneficial owner of such securities. Charles B. Johnson and Rupert H. Johnson, Jr. (the "Principal Shareholders") each own in excess of 10% of the outstanding common stock of FRI and are the principal shareholders of FRI. FRI, the Principal Shareholders and each of the Adviser Subsidiaries disclaim any economic interest or beneficial ownership in any of the 750,700 shares reported as beneficially owned. Of the 750,700 shares, Franklin Mutual Advisers, Inc., has sole dispositive power and sole voting power over 441,200, or 3.5% of the Common Stock outstanding; Franklin Advisers, Inc., has sole dispositive power and sole voting power over 237,000, or 1.9% of the Common Stock outstanding; Templeton Global Advisors Limited, has sole dispositive power and sole voting power over 61,900, or .5% of the Common Stock outstanding; and Templeton Investment Management (Australia) Limited, has sole dispositive power and sole voting power over 10,600, or .1% of the Common Stock outstanding. The business address for each of the foregoing is 777 Mariners Island Boulevard, San Mateo, California 94404.

 (6) T. Rowe Price Associates, Inc. ("Price Associates")'s Schedule 13G filing dated February 14, 1997 indicates that it has sole dispositive power with respect to all 822,900 shares, or 6.5% of the Common Stock outstanding, and sole voting power over 40,000 of such shares. These securities are owned by various individual and institutional investors including T. Rowe Price New Horizons Fund, Inc. (the "New Horizons Fund"), which has sole voting power over 771,000 shares, or 6.1% of the Common Stock outstanding and no dispositive power over any of such shares. Price Associates serves as an investment adviser to the New Horizons Fund. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that is, in fact, the beneficial owner of such securities. The Schedule 13G also states that Price Associates. is an investment adviser registered under the Investment Advisers Act of 1940 and that the New Horizons Fund, Inc. is an investment company registered under the Investment Company Act of 1940. The business address for each of the foregoing is 100 E. Pratt Street, Baltimore, Maryland 21202.

 (7) Includes 12,000 shares that may be acquired upon the exercise of options.

 (8) Includes 5,000 shares held in trust for which Mr. Drucker has shared voting and investment power with SunTrust Bank -- Trust Department of SunTrust Bank-North Florida, N.A. and 8,000 shares that may be acquired upon the exercise of options.

 (9) Includes 5,000 shares held jointly with Mr. Fritz's spouse; 10,000 shares held by Trayjen, L.P., which are beneficially owned by Mr. Fritz by virtue of his status as general partner thereof; and 8,000 shares that may be acquired upon the exercise of options.

(10) Includes 100 shares held in trust for Mr. Mott's son; 100 shares held in trust for Mr. Mott's daughter; and 8,000 shares that may be acquired upon the exercise of options.

(11) Includes 38,000 shares that may be acquired upon the exercise of options.

(12) Includes 14,200 shares that may be acquired upon the exercise of options.

(13) Includes 12,500 shares that may be acquired upon the exercise of options.

(14) Includes 3,500 shares that may be acquired upon the exercise of options.

(15) Includes 8,100 shares that may be acquired upon the exercise of options.

(16) Represents amount of shares deemed to be beneficially owned either directly or indirectly by all directors and current executive officers as a group.

(17) Includes 141,900 shares that may be acquired upon the exercise of options.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company, or written representations that no Form 5 was required, the Company believes that during the year ended December 28, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with; except that a Form 4 report for Eddie R. Brown was inadvertently filed one week late. Such report covered only one transaction consisting of a sale of 1,000 shares of the Company's Common Stock.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The firm of KPMG Peat Marwick LLP served as independent auditors for the Company for the fiscal year ended December 28, 1996. Pursuant to the recommendation of the Audit Committee, the Board has appointed that firm to continue in that capacity for fiscal year 1997, and recommends that a resolution be presented to shareholders at the 1997 Annual Meeting to ratify that appointment. A representative of KPMG Peat Marwick LLP will be present at the 1997 Annual Meeting and will have an opportunity to make a statement and respond to appropriate questions from shareholders.

                 THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

                             SHAREHOLDER PROPOSALS

     In accordance with regulations issued by the SEC, shareholder proposals intended for presentation at the 1998 Annual Meeting of Shareholders must be received by the Secretary of the Company no later than November 19, 1997, if such proposals are to be considered for inclusion in the Company's Proxy Statement. In accordance with the Company's Bylaws, shareholder proposals intended for presentation at the 1998 Annual Meeting of Shareholders that are not intended to be considered for inclusion in the Company's Proxy Statement must be received by the Secretary of the Company not later than 35 days prior to the 1998 Annual Meeting of Shareholders. Proposals should be mailed via certified mail and addressed to Michael L. Harvey, Secretary, Landstar System, Inc., 1000 Bridgeport Avenue, Shelton, Connecticut 06484.

                                 OTHER MATTERS

     Management knows of no matters that are to be presented for action at the meeting other than those set forth above. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

     Proxies will be solicited by mail and may also be solicited in person or by telephone by some regular employees of the Company. All expenses in connection with the preparation of proxy material and the solicitation of proxies will be borne by the Company.

                   PLEASE COMPLETE, SIGN, DATE AND RETURN THE
                          ENCLOSED PROXY CARD PROMPTLY

                                          By Order of the Board of Directors

                                          LOGO

                                          Michael L. Harvey
                                          Vice President,
                                          General Counsel, and
                                          Secretary

1000 Bridgeport Avenue
Shelton, Connecticut 06484

     THE COMPANY WILL FURNISH, WITHOUT CHARGE, TO ANY SHAREHOLDER OF THE COMPANY WHO SO REQUESTS, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 28, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE DIRECTED TO LANDSTAR SYSTEM, INC., ATTENTION: HENRY
H. GERKENS, INVESTOR RELATIONS, 1000 BRIDGEPORT AVENUE, P.O. BOX 898, SHELTON, CONNECTICUT 06484-0898.

                           LANDSTAR SYSTEM, INC.
           1000 BRIDGEPORT AVENUE, SHELTON, CONNECTICUT 06484

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

    The undersigned hereby appoints Henry H. Gerkens and Michael L. Harvey, jointly and severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes each or both of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Landstar System, Inc. held of record by the undersigned on March 7, 1997, at the Annual Meeting of Shareholders to be held on April 17, 1997 or any adjournment thereof. None of the matters to be acted upon, each of which has been proposed by Landstar System, Inc. (the "Company"), is related to or conditioned on the approval of other matters.

                 * * CONTINUED AND TO BE SIGNED ON REVERSE SIDE * *
--------------------------------------------------------------------------------
                               FOLD AND DETACH HERE

------------------------------------------------------
This proxy when properly executed will be voted in the         Please mark your
manner directed herein by the undersigned shareholder.         vote as     [X]
If no direction is made, this proxy will be voted              indicated in this
FOR Proposals 1 and 2.                                         example
1. ELECTIONS OF DIRECTORS             (INSTRUCTION: To withhold authority to
                                      vote for any individual nominee, strike a
                                      line through the nominee's name below)

   FOR all nominees         WITHHOLD       John B. Bowron    Ronald W. Drucker
 listed to the right        AUTHORITY
 (except as marked to    to vote for all
    the contrary)        nominees listed
                          to the right

         [_]                  [_]

2. RATIFICATION OF THE APPOINTMENT             3. In their discretion, each of
   OF KPMG PEAT MARWICK LLP as                    the Proxies is authorized to
   independent auditors of the Company            vote upon such other business
   for fiscal year 1997.                          as may properly come before
                                                  the meeting or any adjourn-
                                                  ment therof.

        FOR       AGAINST      ABSTAIN         Please sign exactly as your name
        [_]        [_]           [_]           appears below.  When shares are
                                               held by joint tenants, both
                                               should sign.  When signed as
                                               attorney, as executor,
                                               administrator, trustee or
                                               guardian, please give full title
                                               as such.  If a corporation,
                                               please sign in full corporate
                                               name by President or other
                                               authorized officer.  If a
                                               partnership, please sign in
                                               partnership name by authorized
                                               person.

                                               DATED:
                                                      -------------------------

                                               --------------------------------
                                               Signature

                                               --------------------------------
                                               Signature if held jointly

                                               * * PLEASE MARK, SIGN, DATE, AND
                                               RETURN THE PROXY CARD PROMPTLY
                                               USING THE ENCLOSED ENVELOPE * *

---------------------------------------------------------------------
                           FOLD AND DETACH HERE